                                                                  EXHIBIT 1.1


                             _______________ SHARES

                              OVERNITE CORPORATION

                     COMMON STOCK, PAR VALUE $.01 PER SHARE



                             UNDERWRITING AGREEMENT



July [   ], 1998

                                        July [  ], 1998



Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette
  Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York  10036

Morgan Stanley & Co. International Limited
Credit Suisse First Boston (Europe) Limited
Donaldson, Lufkin & Jenrette International
Merrill Lynch International
c/o  Morgan Stanley & Co. International Limited
     25 Cabot Square
     Canary Wharf
     London E14 4QA
     ENGLAND


Dear Sirs and Mesdames:


          Overnite Corporation, a Virginia corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters, (as defined below)
________________ shares of its Common Stock, par value $.01 per share (the "FIRM SHARES").

          It is understood that, subject to the conditions hereinafter stated, ____________ Firm Shares (the "U.S. FIRM SHARES") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. UNDERWRITERS") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and __________ Firm Shares (the "INTERNATIONAL SHARES") will be sold to the several International Underwriters named in Schedule II hereto (the "INTERNATIONAL UNDERWRITERS") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall act as representatives (the "U.S. REPRESENTATIVES") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Credit Suisse First Boston (Europe)

Limited, Donaldson, Lufkin & Jenrette International and Merrill Lynch International shall act as representatives (the "INTERNATIONAL REPRESENTATIVES") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the Underwriters.

          The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional __________ shares of its Common Stock, par value $.01 per share (the "ADDITIONAL SHARES"), if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES". The shares of Common Stock, par value $.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK".

          The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "PROSPECTUS". If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

          In connection with the offering of the Shares contemplated hereby, the Company, Union Pacific Corporation, a Utah corporation ("UPC"), Overnite Holding, Inc., a

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Delaware corporation and wholly owned subsidiary of UPC ("OHI"), and Overnite
Transportation Company, a Virginia corporation and wholly owned subsidiary of OHI ("OTC"), have entered into the transactions described in the Prospectus under the caption "The Acquisition". Such transactions are referred to herein as the "ACQUISITION".

          1. Representations and Warranties of the Company, OHI and OTC. The Company, OHI and OTC, jointly and severally, represent and warrant to and agree with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company or UPC in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a

                                       3
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     material adverse effect on the Company, OHI and OTC, taken as a whole.

          (d) Each of OHI and OTC has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company, OHI and OTC, taken as a whole; all of the issued shares of capital stock of OHI and OTC have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the UPC, OHI or OTC, as applicable, free and clear of all liens, encumbrances, equities or claims.

          (e) (i) The Company has no subsidiaries; and (ii) OTC is the only subsidiary of OHI.

          (f) This Agreement has been duly authorized, executed and delivered by each of the Company, OHI and OTC.

          (g) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (h)  Prior to the issuance of the Shares, (i) the Company has issued
     one hundred shares of its capital stock to [       ] in connection with the
     approval of certain share option plans (ii) has not agreed, orally or in writing, to issue or sell any shares of capital stock to any person, other than pursuant to this Agreement or as set forth in the Prospectus and (iii) has not conducted any business or incurred any liabilities other than as described in the Prospectus; upon the issuance of the Shares, the Company will have the capitalization as set forth in the Prospectus, and upon the borrowing of funds under the Bank Credit Facility (as defined in the Prospectus) to complete the Acquisition, as set forth in the Prospectus, the Company will have the adjusted capitalization shown therein.

          (i) The Shares of the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly

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     issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (j) Each of the Tax Allocation Agreement, Services Agreement, Stock Purchase and Indemnification Agreement, the Computer and Information Technology Agreements and Pension Plan Agreement (the "INTERCOMPANY AGREEMENTS") conforms to its description contained in the Prospectus and has been duly authorized by the Company, OHI and OTC, as applicable, and when duly executed and delivered by them, each will be a legal, valid and binding agreement of the Company, OHI and OTC enforceable against them in accordances with its respective terms.

          (k) The execution and delivery by each of the Company, OHI and OTC of, and the performance by each of the Company, OHI and OTC of its obligations under, this Agreement and the Intercompany Agreements will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company, OHI or OTC or any agreement or other instrument binding upon the Company, OHI or OTC that is material to the Company, OHI and OTC, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, OHI or OTC, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company, OHI or OTC of its obligations under this Agreement or pursuant to the Intercompany Agreements or in connection with the Acquisition, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, OHI and OTC, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (m) There are no legal or governmental proceedings pending or threatened to which the Company, OHI or OTC is a party or to which any of the properties of the Company, OHI or OTC is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are

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

     required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (n) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (o) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (p) The Company, OHI and OTC (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company, OHI and OTC, taken as a whole.

          (q) Except as accounted for in the financial statements included in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company, OHI and OTC, taken as a whole.

          (r) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company

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     to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

          (s) After giving effect to the Acquisition, (i) the Company will not own any equity interest, directly or indirectly, in any company or other entity other than OHI, which will be a direct wholly owned subsidiary of the Company, and OTC, which will be an indirect wholly owned subsidiary of the Company, (ii) OHI will not own any equity interest, directly or indirectly, in any company or other entity other than OTC, which will be a direct wholly owned subsidiary of OHI and (iii) the Company and OHI will have good and valid title to the stock of OHI and OTC, respectively, free and clear of all liens, encumbrances, equities or claims.

          (t) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company, OHI and OTC have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; and (ii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, OHI and OTC, except in each case as described in the Prospectus.

          (u) The Company, OHI and OTC have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, OHI and OTC, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, OHI and OTC; and any real property and buildings held under lease by the Company, OHI and OTC are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, OHI and OTC, in each case except as described in the Prospectus.

          (v) The Company, OHI and OTC own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented

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     and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company; neither OHI nor OTC has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the Company, OHI and OTC, taken as a whole.

          (w) Except as described in the Prospectus, no material labor dispute with the employees of the Company, OHI or OTC exists, or, to the knowledge of the Company, is imminent.

          (x) The Company, OHI and OTC are insured by the insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company, OHI nor OTC has been refused any insurance coverage sought or applied for; and neither the Company, OHI nor OTC has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company, OHI and OTC, taken as a whole, except as described in the Prospectus.

          (y) The Company, OHI and OTC possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective business in all material respects, and neither the Company, OHI nor OTC has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company, OHI and OTC, taken as a whole, except as described the Prospectus.

          (z) The Company, OHI and OTC maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii)

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     access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          2. Representations and Warranties of UPC. UPC represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) With respect only to the statements and information regarding UPC under the captions (i) "Prospectus Summary--Background to the Offering,"
     (ii) "The Acquisition" and (iii) "Agreements with Union Pacific Corporation", or otherwise contained in the Prospectus and pertaining to UPC's ownership of the capital stock of OHI (such statements and information collectively, the "UPC Information"), (A) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (C) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to UPC in writing by such Underwriter through you expressly for use therein.

          (c) Each of OHI and OTC has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority

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     to own its property and to conduct its business as described in the
     Prospectus.

          (d) This Agreement has been duly authorized, executed and delivered by UPC.

          (e) (i) The outstanding shares of common stock of OTC have been duly authorized and are validly issued, fully paid and non-assessable; and OHI has good and valid title to the stock of OTC, free and clear of all liens, encumbrances, equities or claims, and (ii) the outstanding shares of common stock of OHI have been duly authorized and are validly issued, fully paid and non-assessable; and UPC has good and valid title to the stock of OHI, free and clear of all liens, encumbrances, equities or claims.

          (f) The Intercompany Agreements conform to their description contained in the Prospectus and have been duly authorized by UPC, and when duly executed and delivered by it, each will be a legal, valid and binding agreement of UPC, enforceable against it in accordances with its respective terms.

          (g) The execution and delivery by UPC of, and the performance by UPC of its obligations under, this Agreement and the Intercompany Agreements will not contravene any provision of applicable law or the articles of incorporation or by-laws of UPC or any agreement or other instrument binding upon UPC or any of its subsidiaries (excluding OHI and OTC) that is material to UPC and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over UPC or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by UPC of its obligations under this Agreement or pursuant to the Intercompany Agreements or in connection with the Acquisition, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (h) There are no legal or governmental proceedings pending or threatened to which UPC or any of its subsidiaries (excluding OHI and OTC) is a party or to which any of the properties of UPC or any of its subsidiaries (excluding OHI and OTC) is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents to which UPC is subject or by which UPC is bound that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (i) There are no contracts, agreements or understandings between UPC and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

          (j) UPC has full power and authority to transfer the stock of OHI to the Company in connection with the Acquisition, and the transfer of such stock has been duly authorized by all necessary corporate and stockholder action on the part of UPC, and upon the closing of the Acquisition, UPC will transfer all of the capital stock of OHI to the Company free and clear of all liens, encumbrances, equities or claims on the capital stock of OHI or OTC.

          3. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedules I and II hereto opposite its names at U.S.$_____/1/ a share ("PURCHASE PRICE").

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to __________ Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof


---------------
/1/ Offering price less underwriting fee, management fee and selling concession.

solely for the purpose of covering over-allotments made in connection with the offering of the U.S. Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of U.S. Firm Shares.

          Each of the Company and UPC hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, except with respect to employee stock option plans in effect as of the date of this Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Shares to be sold hereunder.

          4. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at U.S.$_____ a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$____ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$____ a share, to any Underwriter or to certain other dealers.

          5. Payment and Delivery. Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on

____________, 1998,/2/ or at such other time on the same or such other date, not later than _________, 1998,/3/ as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE".

          Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than _______, 1998,/4/ as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE".

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

          6. Conditions to the Underwriters' Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement, if not already effective, shall have become effective not later than 5 p.m. (New York City time) on the date hereof.

          The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition,

---------------
/2/ Date 3 business days or, in the event the offering is priced after 4:30 p.m. Eastern Time, 4 business days after date of Underwriting Agreement.
/3/     Date 5 business days after the date inserted in accordance with note 2 above.
/4/     Date 10 business days after the expiration of the greenshoe option.

     financial or otherwise, or in the earnings, business or operations of (x) the Company, or (y) OHI and OTC and its subsidiaries, taken as a whole, in each case from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b)  The Underwriters shall have received on the Closing Date:

               (i) certificates, dated the Closing Date and signed by (x) an executive officer of the Company,(y) an executive officer of OHI and
          (z) an executive officer of OTC, in each case to the effect set forth in Section 6(a) above and to the effect that the representations and warranties of the Company, OHI and OTC contained in this Agreement are true and correct as of the Closing Date and that the Company, OHI and OTC have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

              (ii) a certificate, dated the Closing Date and signed by an executive officer of UPC to the effect that the representations and warranties of the UPC contained in this Agreement are true and correct as of the Closing Date and that UPC has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

         The officers signing and delivering such certificates may each rely upon the best of his or her knowledge after reasonable investigation.

          (c) The Underwriters shall have received on the Closing Date an opinion of Hunton & Williams, outside counsel for the Company, OHI and OTC, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business;

               (ii) each of OHI and OTC is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (iii) the outstanding shares of common stock of OTC have been duly authorized and are validly issued, fully paid and non-assessable; [OHI has good and valid title to the stock of OTC, free and clear of all liens, encumbrances, equities or claims;]

               (iv) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

               (v) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company and OTC;

               (vii) the execution and delivery by each of the Company, OHI and OTC of, and the performance by each of the Company, OHI and OTC of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company, OHI or OTC or, to such counsel's knowledge, any agreement or other instrument binding upon the Company, OHI or OTC that is material to the Company, OHI and OTC and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, OHI or OTC, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company, OHI or OTC of its obligations under this Agreement, except (A) such as have been obtained under the Securities Act, and (B) such as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares by the U.S. Underwriters and International Underwriters;

               (viii) the statements (A) in the Prospectus under the captions "Agreements with Union Pacific Corporation", "Description of Capital Stock" and "Underwriters", to the extent such section summarizes the terms of this Agreement, and (B) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (ix) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (x) each of the Intercompany Agreements has been duly authorized by the Company, OHI and OTC, and when executed and delivered by them, each will be a legal, valid and binding agreement of the Company, OHI and OTC enforceable against them in accordances with its respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and

               (xi) such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the

          Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (xii)  The Registration Statement became effective under the
          Securities Act on [        ], 1998, and thereupon the offering of the
          Shares as contemplated by the Prospectus became registered under the Securities Act; to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

          (d) The Underwriters shall have received on the Closing Date an opinion of the Senior Vice President and General Counsel or Assistant General Counsel of UPC or other counsel satisfactory to the U.S. Representatives, dated the Closing Date, to the effect that:

               (i) UPC has good and valid title to the stock of OHI, free and clear of all liens, encumbrances, equities or claims;

               (ii) this Agreement has been duly authorized, executed and delivered by UPC and OHI;

               (iii) the execution and delivery by UPC of, and the performance by UPC of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of UPC or, to such counsel's knowledge, any agreement or other instrument binding upon UPC or any of its subsidiaries (other than OHI or OTC or any of its subsidiaries) that is material to UPC and its subsidiaries, taken as a whole, or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over UPC or any of its subsidiaries (other than OHI or OTC or any of its subsidiaries), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by UPC of its obligations under this Agreement, except (A) such as have been obtained under the Securities Act, and (B) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the U.S. Underwriters;

               (iv) the statements in the Prospectus under the caption "Agreements with Union Pacific Corporation" insofar as such statements constitute summaries of the documents referred to therein, fairly present the information called for with respect to such documents and fairly summarize the matters referred to therein;

              (v) each of the Intercompany Agreements has been duly authorized, executed and delivered by UPC and is a legal, valid and binding agreement of UPC enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

               (vi) pursuant to the Stock Purchase and Indemnification Agreement, upon the closing of the Acquisition, UPC will transfer all of the capital stock of OHI to the Company free and clear of all liens, encumbrances, equities or claims on the capital stock of OHI or OTC arising through UPC; and

               (vii) (A) such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of its date and as of the date hereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) nothing has come to the attention of such counsel in the course of his participation in the preparation of the Registration Statement and Prospectus that caused him to believe that the Registration Statement, as of its effective date, or the Prospectus, as of its date and as of the date hereof, contain or contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) The Underwriters shall have received on the Closing Date an opinion of the General Counsel of OTC or other counsel satisfactory to the U.S. Representatives, dated the Closing Date, to the effect that:

               (i) the statements in the Prospectus under the captions "Risk Factors--Disputes with Labor Organizations" (second and third paragraphs only) and "Business--Employees" (second paragraph only), "Risk Factors--Possible Adverse Effect of Governmental Policy and Regulations" (second paragraph only) and "Business--Environmental Regulation," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and

               (ii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company, OHI or OTC or any of its subsidiaries is a party or to which any of the properties of the Company, OHI or OTC or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (f) The Underwriters shall have received on the Closing Date an opinion of Richards Layton & Finger, Delaware counsel to the Company, dated the Closing Date, to the effect that:

               (i) the outstanding shares of common stock of OHI have been duly authorized and are validly issued, fully paid and non-assessable;

               (ii) OHI has good and valid title to the stock of OTC, free and clear of all liens, encumbrances, equities or claims;

               (iii) this Agreement has been duly authorized, executed and delivered by OHI; and

               (iv) the execution and delivery by OHI of, and the performance by OHI of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of OHI.

          (g) The Underwriters shall have received on the Closing Date an opinion of Cravath, Swaine & Moore, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(c)(viii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and 6(c)(xi) above.

          With respect to the opinions covering matters stated in Section 6(c)(xi) above, Hunton & Williams, UPC counsel and Cravath, Swaine & Moore may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

          The opinion of (i) Hunton & Williams described in Section 6(c) above,
     (ii) the Senior Vice President and General Counsel or Assistant General Counsel of UPC or other counsel satisfactory to the U.S. Representatives described in Section 6(d) above and (iii) the opinion of the General Counsel of OTC or other counsel satisfactory to the U.S. Representatives described in Section 6(e) above shall be rendered to the Underwriters at the request of the Company, UPC or OTC, as the case may be and shall so state therein.

          (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (h) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (i) The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

          7. Covenants of the Company and UPC. In further consideration of the agreements of the Underwriters herein contained, the Company and, with respect to paragraph (f) below, UPC, covenant with each Underwriter as follows:

          (a) To furnish to you, without charge, five signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, as soon as practicable on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending September 30, 1999 that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq

     National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) all expenses similar to those set forth in (i) through
     (viii) of this Section 7 in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States, (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution," and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          8. Indemnity and Contribution. (a) (i) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (b) UPC agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in each case, only insofar as such statement or omission relates to the UPC Information.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, UPC and each person, if any, who controls the Company or UPC within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and UPC to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company or UPC in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b) or 8(c), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party may, and upon request of the indemnified party, shall, retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in Section 8(a), 8(b) or 8(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and UPC on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and UPC on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and UPC or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (f) The Company, UPC and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g)  The indemnity and contribution provisions contained in this
Section 8 and the representations, warranties and other statements of the Company and UPC contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, UPC, any of their officers or directors or any person controlling the Company or UPC and (iii) acceptance of and payment for any of the Shares.

          9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or UPC to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or UPC shall be unable to perform its obligations under this Agreement, other than due to a default on the part of any Underwriter or the exercise of the Underwriters' right of termination under Section 9, the Company and UPC agree, jointly and severally, to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          11. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.


                              Very truly yours,

                              OVERNITE CORPORATION



                              By:_________________________
                                 Name:
                                 Title:



                              OVERNITE HOLDING, INC.



                              By:_________________________
                                 Name:
                                 Title:

                              OVERNITE TRANSPORTATION COMPANY



                              By:_________________________
                                 Name:
                                 Title:



                              UNION PACIFIC CORPORATION



                              By:_______________________
                                 Name:
                                 Title:



Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED


By: Morgan Stanley & Co. Incorporated



By:___________________________
   Name:
   Title:


MORGAN STANLEY & CO. INTERNATIONAL LIMITED
CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
DONALDSON, LUFKIN & JENRETTE INTERNATIONAL
MERRILL LYNCH INTERNATIONAL


By: Morgan Stanley & Co. International Limited



By:___________________________
   Name:
   Title:

                                                                      SCHEDULE I

                               U.S. UNDERWRITERS


                                                 NUMBER OF
                                                FIRM SHARES
      UNDERWRITER                             TO BE PURCHASED

Morgan Stanley & U.S. Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette
  Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated                                _______________



   Total U.S. Firm Shares..............       ===============

                                                                     SCHEDULE II

                           INTERNATIONAL UNDERWRITERS


                                                 NUMBER OF
                                                FIRM SHARES
      UNDERWRITER                             TO BE PURCHASED

Morgan Stanley & Co. International Limited
Credit Suisse First Boston (Europe) Limited
Donaldson, Lufkin & Jenrette International
Merrill Lynch International                   _______________



   Total International Firm Shares........    ===============

                                                                       EXHIBIT A



                            [FORM OF LOCK-UP LETTER]


                                                              ____________, 1998


Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette
  Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, NY  10036

Morgan Stanley & Co. International Limited
Credit Suisse First Boston (Europe) Limited
Donaldson, Lufkin & Jenrette International
Merrill Lynch International
c/o  Morgan Stanley & Co. International Limited
     25 Cabot Square
     Canary Wharf
     London E14 4QA
     ENGLAND

Dear Sirs and Mesdames:

          The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") and Morgan Stanley & Co. International Limited ("MSIL") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Overnite Corporation, a Virginia corporation (the "COMPANY") providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley and MSIL (the "UNDERWRITERS") of 33,600,000 shares (the "SHARES") of the Common Stock, par value $.01 per share, of the Company (the "COMMON STOCK").

          To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus (as defined in the Underwriting Agreement), except with respect to employee stock option plans in effect as of the date of the Underwriting Agreement, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

          Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.


                              Very truly yours,


                              ____________________________
                              (Name)

                              ____________________________
                              (Address)